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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    Form 8-K

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                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 1999


                               THE HOCKEY COMPANY
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                 (Exact name of registrant specified in Charter)


  Delaware                           0-19596                     13-36-32297
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State or other                     (Commission                  (IRS Employee
jurisdiction of                    File Number)              Identification No.)
incorporation)


 c/o Maska U.S., Inc., 139 Harvest Lane
      P.O. Box 1200, Williston, VT                                 05495
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(Address of principal executive offices)                          Zip Code


           Registrant's telephone, including area code: (802) 872-4226

                             SLM INTERNATIONAL, INC.
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         (Former name and former address, if changed since last report)






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ITEM 5.  Other Events

     On January 31, 1999, the Board of Directors of The Hockey Company (the "Company") adopted an amendment to the Company's Certificate of Incorporation by unanimous written consent to change the name of the Company to The Hockey Company. Such amendment was filed with the Secretary of State of the State of Delaware on February 9, 1999. Such amendment was authorized by a consent in writing of the majority of the outstanding shares of the Company entitled to vote thereon. Notice has been given to the stockholders who have not consented in writing pursuant to Delaware law.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE HOCKEY COMPANY

February 9, 1999
                                     By: /s/ RUSSELL J. DAVID
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                                     Name:  Russell J. David
                                     Title: Senior Vice President, Finance




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